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                                                                     EXHIBIT 4.1


INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                                    COMMON STOCK
                                                               CUSIP 26483B 10 6
                                             See reverse for certain definitions

[DB LOGO]

THE DUN & BRADSTREET CORPORATION
                                                                          Shares
This Certifies that





is the Owner of                                                           Number
                                                                       [DB LOGO]

FULL-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK

of The Dun & Bradstreet Corporation (hereinafter called the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate, properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation and By-laws of the Corporation, as amended, (copies of which are on file with the Transfer Agent), to all of which the holder, by acceptance hereof, assents. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

Witness the signatures of the Corporation's duly authorized officers.

Dated:                                 Countersigned and registered
                                       FIRST CHICAGO TRUST COMPANY OF NEW YORK
                                       Transfer Agent and Registrar
                                       By

/s/ Volney Taylor         /s/ R.E. Parker             /s/ Signature Illegible
---------------------     -----------------------     -----------------------
Chairman of the Board     Treasurer                   Authorized Officer

                                                                       [GRAPHIC]
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This certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement between The Dun & Bradstreet Corporation and First Chicago Trust Company of New York; Suite 4860; 525 Washington Boulevard;
Jersey City, New Jersey 07310, dated as of          , 1998 as the same may be
amended from time to time (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of The Dun & Bradstreet Corporation. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Dun & Bradstreet Corporation will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances, as set forth in the Rights Agreement, Rights owned by or transferred to any Person who becomes an Acquiring Person (as defined in the Rights Agreement) and certain transferees thereof will become null and void and will no longer be transferable.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                 UNIF GIFT MIN ACT - _________ Custodian __________
TEN ENT - as tenants by the entireties                              (Cust)              (Minor)
JT TEN  - as joint tenants with right of                           under Uniform Gifts to Minors
             survivorship and not as                               Act  _______________
             tenants in common                                               (State)

    Additional abbreviations may also be used though not in the above list.

     For Value Received _________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

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                                                                         Shares
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of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                       Attorney
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to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _____________________

                    -----------------------------------------------------------

                    NOTICE: THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND WITH
                            THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

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THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION, (BANKS, STOCKBROKERS,
SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS
WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17AG-15.